Exhibit 10.1

AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT

THIS AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (the “Amendment”) is made and entered into as of September 17, 2021 (the “Amendment Effective Date”), by and between AudioEye, Inc. (the “Company”) and Dominic Varacalli (“Executive”).

WHEREAS, Executive and the Company are parties to an August 13, 2020 Executive Employment Agreement (the “Employment Agreement”); and

WHEREAS, the parties wish to amend the Employment Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants, and intending to be legally bound, the parties agree as follows:

1.The third “WHEREAS” clause of the Employment Agreement is amended such that it is deleted and replaced with the following:

WHEREAS, since the Effective Date, Executive has served as the President, and the Company now wishes to offer Executive the position of Chief Operating Officer (the “Position”) and Executive wishes to accept such Position and the associated additional compensation and benefits.

2.Section 1 of the Employment Agreement is amended such that the first paragraph is deleted and replaced in its entirety as follows:

Effective on the Effective Date, the Company promoted Executive to the position of President. Effective on the Amendment Effective Date, by mutual agreement, Executive shall cease being the President and shall serve in the Position. In the Position, Executive shall report to the Chief Executive Officer (“CEO”). The duties and responsibilities of Executive in the Position shall include the duties and responsibilities typical of a Chief Operating Officer and such other duties and responsibilities as the CEO may from time to time reasonably assign to Executive.

3.Section 4 of the Employment Agreement is amended such that the number $210,000 is deleted and replaced with the number $275,000.
4.Section 5 of the Employment Agreement is amended such that the entire section is deleted and replaced with the following:

Executive was paid a prorated performance bonus for calendar year 2020. Thereafter, including with respect to calendar year 2021, Executive’s performance bonus opportunity terminated.

5.This Amendment shall supersede and replace all prior communications and agreements, formal or informal, concerning the amendment of the Employment Agreement,

and this Amendment may not be amended or revised except by written agreement by the Parties.

6.Except as provided herein, the Employment Agreement shall remain unchanged and in full force and effect.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, Executive and the Company have caused this Amendment to Executive Employment Agreement to be executed as of the Amendment Effective Date.

THE COMPANY	EXECUTIVE

/s/ David Moradi	/s/ Dominic Varacalli
By: David Moradi	Dominic Varacalli